UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 3, 2001

                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE

                 (State or other jurisdiction of incorporation)

          1-10218                                  13-3489233
 (Commission File Number)               (IRS Employer Identification No.)


                    5755 New King Court, Troy, Michigan 48098
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               (Address of principal executive offices) (Zip code)
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                                 (248) 824-2500
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              (Registrant's telephone number, including area code):


                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On July 3, 2001, Collins & Aikman Corporation (the "Company") completed the acquisition of Becker Group, L.L.C. pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of May 14, 2001 by and among the Company, Collins & Aikman Products Co., Becker Group, L.L.C., CE Becker Inc., ME McInerney Inc. and J Hoehnel Inc. (together with CE Becker Inc. and ME McInerney Inc., the "Corporations"), and the individuals named therein as Sellers. The Merger Agreement is attached hereto as Exhibit 2.1.

     Pursuant to the Merger Agreement, the Company merged with and into each of the Corporations, with the Company surviving. The consideration for the acquisition included an aggregate of 17 million shares of common stock of the Company and warrants to purchase 500,000 shares of common stock of the Company at an exercise price of $5.00 per share, $60.0 million in cash and an $18.0 million non-compete agreement with Charles E. Becker to be paid out over five years.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business Acquired

     In accordance with Item 7(a)(4) of Form 8-K, the Company will file the financial statements of the business acquired as required by Item 7(a)(1) as soon as possible but in no event later than sixty days after the filing of this report.

     (b) Pro Forma Financial Information

     In accordance with Item 7(b)(2) of Form 8-K, the Company will file the pro forma financial information of the business acquired as required by Item 7(b) as soon as practicable but in no event later than sixty days after the filing of this report.

     (c) EXHIBIT NO. DESCRIPTION

          2.1 Agreement and Plan of Merger dated as of May 14, 2001 by and among Collins & Aikman Corporation, Collins & Aikman Products Co., Becker Group, L.L.C., CE Becker Inc., ME McInerney Inc., J. Hoehnel Inc. and the individuals party thereto as sellers.

          4.1  Form of Warrant

          99.1 News Release of Collins & Aikman Corporation dated July 5, 2001




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                                      -3-


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 13, 2001              COLLINS & AIKMAN CORPORATION
                                  (Registrant)


                                  By:   /s/ Ronald T. Lindsay
                                        ----------------------------------------
                                        Ronald T. Lindsay
                                        Senior Vice President
                                        General Counsel and Secretary


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                                    EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION
----------                          -----------

          2.1 Agreement and Plan of Merger dated as of May 14, 2001 by and among Collins & Aikman Corporation, Collins & Aikman Products Co., Becker Group, L.L.C., CE Becker Inc., ME McInerney Inc., J. Hoehnel Inc. and the individuals party thereto as sellers.

          4.1  Form of Warrant

          99.1 News Release of Collins & Aikman Corporation dated July 5, 2001